UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 2, 2012

SHENGDATECH, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or other jurisdiction of incorporation)

001-31937	26-2522031
(Commission	(IRS Employer
File Number)	Identification No.)

Building 1009, No. 999 Wang Qiao Lu Chuansha Town Pudong Xin Qu, Shanghai 201201 People’s Republic of China
(Address of principal executive offices)

86-21-5835-9979
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.03	Bankruptcy or Receivership.

As previously disclosed in a Current Report on Form 8-K filed August 23, 2011, on August 19, 2011, ShengdaTech, Inc., a Nevada corporation (the “Company” or the “Debtor”), pursuant to the provisions of the United States Bankruptcy Code (the “Bankruptcy Code”), filed a voluntary petition in the United States Bankruptcy Court for the District of Nevada (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of Title 11 of the Bankruptcy Code (Case No. 11-52649).

On October 2, 2012 (the “Confirmation Date”), the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Company’s First Amended Chapter 11 Plan of Reorganization, As Modified, dated as of August 30, 2012 (as confirmed, the “Plan”). A copy of the Confirmation Order is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Plan is expected to become effective on or about October 17, 2012 (the “Effective Date”), subject to certain conditions that must be satisfied, including no modification or stay of the Confirmation Order or entry of other court order prohibiting the consummation of the transactions contemplated by the Plan, execution of the Liquidation Trust Agreement and creation of the Liquidating Trust pursuant to the Plan.

The following is a summary of the material terms of the Plan. This summary only highlights certain substantive provisions of the Plan and is not a complete description of the Plan. This summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein. All capitalized terms used herein but not otherwise defined have the meanings set forth in the Plan.

General

The Plan provides for the wind down of the Company’s affairs in the United States and the distribution of available assets to creditors. The Plan establishes, among other things, a liquidating trust (the “Liquidating Trust”) in accordance with a Liquidating Trust Agreement. In the discretion of the Liquidating Trust, the Liquidating Trust will pursue the Company’s outstanding litigation in the People’s Republic of China (the “PRC Litigation”), hold and ultimately sell the Company’s shares of Faith Bloom Limited, the Company’s wholly-owned subsidiary, execute, process and facilitate distributions to holders of claims (“Claims”) and equity interests (“Equity Interests”) in the Company, and resolve disputed Claims and disputed Equity Interests.

Under the Plan, Claims against and Equity Interests in the Company are divided into different classes (“Classes”). On the Effective Date, or within the time periods set forth in the Plan, the Company and/or the Liquidating Trustee shall make distributions in respect of certain Classes of Claims or Equity Interests as provided for in the Plan.

Liquidating Trust

The Plan provides for the creation of a post-confirmation Liquidating Trust to hold and administer the Liquidating Trust Assets (defined to include all assets of the Debtor, including, without limitation, (i) cash in the Debtor’s bank account on the Effective Date, (ii) the Debtor’s equity interests in Faith Bloom, (iii) all claims held by the Debtor against Faith Bloom and Faith Bloom’s PRC subsidiaries (the “PRC Subsidiaries”), (iv) the Debtor’s interest in certain directors and officers insurance policies, if transferable, and the proceeds thereof, (v) all Claims and causes of action held by the Debtor and (vi) any other assets of the Debtor that are recovered by the Liquidating Trust and the proceeds thereof) and to distribute the proceeds therefrom to the Liquidating Trust Beneficiaries (defined to include holders of Claims and Equity Interests under the Plan), in accordance with the terms of the Liquidating Trust Agreement and the Plan. The Liquidating Trust is created on behalf of, and for the benefit of, the Liquidating Trust Beneficiaries.

On the Effective Date, the holders of Claims and Interests in Classes 1 through 6 (as described below) under the Plan will be entitled to beneficial interests in the Liquidating Trust, which entitle them to those distributions set forth in the Plan. On the Effective Date, unless otherwise determined, the Liquidating Trust will only issue beneficial interests in the Liquidating Trust to the holders of Class 1 Claims, Class 2 Claims or Class 3 Claims. Beneficial interests in the Liquidating Trust will be issued to the holders of Claims in Classes 4, 5 and 6 when the Liquidating Trustee determines, with the approval of the Liquidating Trust Advisory Board, that such Holders of Claims in Classes 4, 5 or 6 are entitled to distributions from the Liquidating Trust. Notwithstanding the foregoing, in the Liquidating Trust’s discretion, the Liquidating Trust may hold off on issuing beneficial interests in the Liquidating Trust to any holders of Claims and Interests in Classes 1 through 6 under the Plan until after the Effective Date, as described in the Liquidating Trust Agreement.

Appointment of Liquidating Trustee and Liquidating Trust Advisory Board

Upon the Effective Date, Michael D. Kang, the Company’s current Chief Restructuring Officer, shall be deemed appointed as the Liquidating Trustee. In addition, upon the Effective Date, the Liquidating Trust Advisory Board will be appointed. The Liquidating Trust Advisory Board will initially consist of the current members of the Official Committee of Unsecured Creditors appointed in the Company’s Chapter 11 case. The Liquidating Trust Advisory Board shall be appointed to consult with the Liquidating Trustee from time to time on various matters as set forth in the Liquidating Trust Agreement.

Dissolution of Debtor and Resignation of Debtor’s Officers and Directors

Upon the Effective Date, without the requirements of any further action, (i) the Debtor’s officers and directors shall be deemed to have resigned from such positions, (ii) Faith Bloom’s directors shall be deemed to have resigned from such positions and (iii) A. Carl Mudd and Sheldon B. Saidman shall be deemed to have resigned from any and all positions held with the Debtor, Faith Bloom and the PRC Subsidiaries, including their positions as members of the Boards of the Debtor and Faith Bloom, independent directors, members of the Debtor’s Special Committee, Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, and representatives authorized to act on behalf of the Debtor pursuant to Section 78.622 of the Nevada Revised Statutes; provided, however, that they shall not be entitled to any severance payments in connection with such resignations.

As of the Effective Date, the Debtor shall be deemed dissolved in accordance with applicable law. As of the Effective Date, without the need for any further corporate action, the Liquidating Trustee shall be deemed the sole director of Faith Bloom and shall have the right, in his sole discretion, to appoint replacements for any positions previously held by Messrs. Mudd and Saidman with any of Faith Bloom or the PRC Subsidiaries.

Treatment of Classified Claims and Equity Interests Under the Plan

The treatment of Claims against and Equity Interests in the Debtor is set forth in detail in Article IV of the Plan. A summary of the treatment of such Claims and Equity Interests is provided below.

There are six classes of Claims. Class 1 is unimpaired and consists of Priority Claims, other than certain Priority Tax Claims or Administrative Claims. Each holder of a Class 1 Claim shall receive in full and final satisfaction, settlement, and release of and in exchange for such Class 1 Claim: (a) cash equal to the amount of such Class 1 Claim; or (b) such other treatment as agreed to by the holder of such Class 1 Claim. Class 2 is unimpaired and consists of Secured Claims. Each Holder of a Class 2 Claim shall receive in full and final satisfaction, settlement, and release of and in exchange for such Class 2 Claim: (a) one of the treatments specified in section 1124 of the Bankruptcy Code; or (b) such other treatment as agreed to by the holder of such Class 2 Claim.

Classes 3, 4, 5 and 6 are impaired Claims and consist of general unsecured claims, noteholders’ securities claims, shareholders’ securities claims, and all equity interests, respectively. Each holder of a Class 3, 4, 5 and 6 Claim shall receive, in order of priority with higher classes being paid first, in full and final satisfaction, settlement, and release of and in exchange for the respective Class 3, 4, 5 or 6 Claim, its pro rata share of Liquidating Trust Assets remaining after payment in full in cash and/or other distributable property of all administrative claims, priority tax claims, secured claims and any expenses of the Liquidating Trust. On the Effective Date, all Class 6 Equity Interests shall be deemed canceled, extinguished and discharged and of no further force or effect. To the extent the Liquidating Trustee believes there is a reasonable probability that there will be assets available for distribution on account of Class 6 Equity Interests, the Liquidating Trustee may, in his sole discretion, set a deadline for the filing of proofs of interest.

The foregoing is only a summary of the treatment of certain Claims and Equity Interests under the Plan; for a full description of the treatment of all Claims under the Plan, see Articles II, III and IV of the Plan.

Funding of the Plan

The Plan will be funded by the cash held by the Debtor as of the Effective Date, and thereafter by the proceeds of the Liquidating Trust Assets. The Liquidating Trust will have the ability to take out loans, including from creditors, and to accept investments, including from creditors, and may agree to repay such creditors with, inter alia, interest, fees, success fees, bonuses, and/or additional percentage recoveries. The cash, proceeds of the Liquidating Trust Assets and the proceeds of any loans or other arrangements will be used to fund the Liquidating Trust’s recovery efforts, including (i) funding the PRC Litigation, (ii) funding expenses incurred by Faith Bloom subject to the terms of the intercompany note between the Debtor and Faith Bloom, (iii) funding the operations of Faith Bloom’s PRC Subsidiaries should the Liquidating Trust ultimately gain control of such subsidiaries, (iv) funding the administration of the Liquidating Trust and distributions under the Plan and (v) purchasing insurance.

Cancellation of Instruments and Stock

On the Effective Date, all instruments evidencing or creating any indebtedness or obligation of the Debtor, except such instruments that are authorized or issued under the Plan, shall be canceled and extinguished. Additionally, as of the Effective Date, all Equity Interests, and any and all warrants, options, or rights with respect to Equity Interests that have been issued, could be issued, or that have been authorized to be issued but that have not been issued, shall be deemed canceled and extinguished without any further action of any party. The Holders of or parties to the canceled notes, share certificates and other agreements and instruments shall have no rights arising from or relating to such notes, share certificates and other agreements and instruments or the cancellation thereof, except the rights provided pursuant to the Plan; provided, however, that notwithstanding the provisions of the Plan or the occurrence of the Effective Date, the provisions of the Indentures shall continue in effect to allow the Indenture Trustee (defined as Bank of New York Mellon in its capacity as indenture trustee for the 6.0% and 6.5% notes previously issued by the Company, and the holders thereof, the “Noteholders”) to (i) implement and assist the Liquidating Trustee with respect to making distributions under the Plan and (ii) preserve its charging lien against such distributions. Notwithstanding the foregoing, it is the intention of the Liquidating Trustee to make distributions directly to Noteholders, in accordance with Article VII of the Plan, and not to the Indenture Trustee.

Releases

The Plan contains exculpation provisions, Debtor/estate release provisions, third party release provisions and certain exclusions to the release provisions. For a full description of the exculpation and release provisions, including the exclusions thereto, under the Plan, see Articles 11.1(a), (b), (c), (d) and (e) of the Plan.

Other

The Plan, as confirmed by the Bankruptcy Court, contained certain changes as compared to the Plan that was filed with the Bankruptcy Court on May 16, 2012 and attached to the Company’s Current Report on Form 8-K filed on May 18, 2012, including: (i) discussing the issuance of beneficial interests in the Liquidating Trust to certain classes of Claims; (ii) modifying the definition of “Distribution Record Date” to mean such date or dates as determined by the Liquidating Trustee, with the approval of the Liquidating Trust Advisory Board, when there are sufficient Liquidating Trust Assets to distribute under the Plan; (iii) adding a new subparagraph (d) to Article 10.1, which notes that prior to the Effective Date, the Liquidating Trustee shall have executed that certain agreement by and between the Debtor, the Official Committee of Unsecured Creditors and the independent directors dated as of July 10, 2012, regarding implementation of that certain Settlement Agreement and Release by and among the Debtor, the independent directors and Zurich American Insurance Company; and (iv) certain other typographical changes to the Plan and other changes consistent with the Confirmation Order.

Additional information about the Company’s Bankruptcy Case, including court filings and pleadings, is available at http://www.gcginc.com/cases/sdt/.

SECTION 9 – Financial Statement and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

2.1	ShengdaTech, Inc. First Amended Chapter 11 Plan of Reorganization

99.1	Confirmation Order, dated October 2, 2012

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and the Company’s future performance, as well as management’s expectations, beliefs, plans or estimates are forward-looking statements within the meaning of these laws. These forward-looking statements may be indicated by words such as “expects,” “anticipates,” “will,” “plans,” “believes,” “scheduled,” “estimates” and similar words and expressions, and include, but are not limited to, statements with respect to the completion of the court process, including the timing, outcome and impact on the Company’s business and the ability of the Company to consummate the Plan by the Effective Date. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties, which are difficult to predict and many of which are outside of the control of the Company. If any of these risks or uncertainties materialize, or if underlying assumptions prove to be incorrect, actual developments and results may vary significantly from those projected. The forward-looking statements made herein speak only as of the date of this Current Report on Form 8-K and the Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2012	ShengdaTech, Inc.

	By:	/s/ Michael Kang
	Name:	Michael Kang
	Title:	Chief Restructuring Officer